                                                                  Exhibit 10.244

EQUIPMENT SCHEDULE NO. 3, dated September 8, 2003, to Master Lease Agreement, dated March 31, 2003, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and Meadow Valley Contractors, Inc. ("Lessee").

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The Equipment listed on this Schedule will be located at

4411 S. 40th Street       Phoenix           Maricopa       AZ       85040
--------------------------------------------------------------------------------
Address                   City              County         State    Zip Code

LEASE TERM: The terms of this Lease for the items described in this Schedule shall be 60 months.

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the
stated aggregate rentals, of which $        is herewith paid in advance and the
balance of the rentals is payable in 60 equal, successive, monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid.

Item                Description of Equipment                               Aggregate         Monthly
 No.              (Include make, kind of unit,                               Rental          Rental
                 year, model and serial number.)
--------    ------------------------------------------------------        -----------       --------
            One (1) Caterpillar Model 623F Scraper, S/N 6BK00104           234,917.40       3,915.29
--------    ------------------------------------------------------        -----------       --------

            And all additions, substitutions, attachments,
            replacements and accessions
--------    ------------------------------------------------------        -----------       --------

            thereof, plus the proceeds of all the foregoing.
--------    ------------------------------------------------------        -----------       --------



Item               Date Lease Term              Date of First            Renewals        Purchase
 No.                 Commences                  Monthly Rental      (No. of Years and     Option
                                                                     Amount per Year)     Price
--------    ----------------------------      ------------------    -----------------    --------
                                                                     N/A                  1.00
--------    ----------------------------      ------------------    -----------------    --------


                                                                  Exhibit 10.244

The Lease term commences on 9-9-03 Funded Date

The first Monthly Rental is due on 10-9-03

The Lease term may be renewed for - months with the Monthly Rental for such renewal term of N/A

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00

Special Provisions Instructions




ACCEPTED:


LESSEE:

Meadow Valley Contractors, Inc.

By /s/ Clint Tryon    Title   Sec / Treas.
   ---------------          ----------------

LESSOR:

The CIT Group/Equipment Financing, Inc.
--------------------------------------------

By                    Title
   ---------------          ----------------


                                                                     Page 2 of 2